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                                                                    Exhibit 10.1

                                  ADDENDUM # 4

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Office of COLBURN HUNDLEY, INC., REALTOR GRAND RAPIDS (city), Michigan Phone:
616-742-5200 Fax: 616-742-5207 Email: todd@colburnhundley.com Date: September 6, 2006 (time)

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1. ADDENDUM TO AGREEMENT DATED October 31, 2005 covering property commonly know as:

     Lots 43-48, inclusive, Shady Park, as recorded in Liber 9 of Plats,
     Page 54, Muskegon County Records, situated in the County of
     Muskegon, MI
     Permanent Parcel Number ___________________________________________________

2. THIS ADDENDUM TO BE AN INTEGRAL PART OF THE AGREEMENT, WHICH IS AMENDED AS
FOLLOWS:

     Buyer and Seller agree to extend the closing date to occur on or before October 6, 2006.

3. BY SIGNING BELOW BUYER / TENANT ACKNOWLEDGES HAVING READ AND RECEIVED A COPY OF THIS AGREEMENT.


Witness:                            Entity: COMMUNITY SHORES BANK
         ------------------------

Buyer's Address:                    By: /S/ Heather D. Brolick
                 ----------------       ----------------------------------------
                                        (Note: Please sign as you wish your name
---------------------------------       to appear on the final papers.)
                                    Printed name of Signatory: Heather Brolick
                                    Its: President

4. BY SIGNING BELOW SELLER / LANDLORD ACKNOWLEDGES HAVING READ AND RECEIVED A COPY OF THIS AGREEMENT.


Witness:                            Entity: Baumgardner-Hogan Real Estate, LLC
         ------------------------

Buyer's Address:                    By: /S/ Larry Baumgardner
                 ----------------       ----------------------------------------
                                        (Note: Please sign as you wish your name
---------------------------------       to appear on the final papers.)
                                    Printer name of Signatory: Larry Baumgardner
                                    Its: Member

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